UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 29, 2006
                                (Date of Report)

                          MIDNIGHT HOLDINGS GROUP, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                  33-22142                 55-0681106
        (State or other            (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)           Identification No.)

                                 22600 HALL ROAD
                                    SUITE 205
                           CLINTON TOWNSHIP, MI 48036
                    (Address of principal executive offices)

                                 (586) 468-8741
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Termination of previous independent public accountants:

     (1) On November 22, 2006, Miller, Ellin & Co. LLP ("Miller, Ellin") resigned as the Registrant's independent auditors.

     (2) Miller, Ellin submitted an audit report on June 20, 2006 on the Registrant's financial statements for the year ended December 31, 2005. The submitted audit reports contained no adverse opinion, disclaimer of opinion or other modifications or qualifications. However, the reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern. Miller, Ellin did not, during the applicable periods, advise the Registrant of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

     (3) The resignation of Miller, Ellin was unanimously accepted by the Board of Directors of the Registrant on November 22, 2006.

     (4) During the two most recent fiscal years as well as any subsequent interim period through the date of resignation in which Miller, Ellin served as the Registrant's auditors, there were no disagreements between Miller, Ellin and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Miller, Ellin, would have caused Miller, Ellin to make reference to the subject matter of the disagreement(s) in connection with, its reports on financial statements for the years or such interim period.

     (5) Pursuant to Item 304(a)(3) of Regulation S-B, the Registrant has provided Miller, Ellin with a copy of this Form 8-K and the Registrant has requested Miller, Ellin to furnish a letter addressed to the Commission stating that it agrees with the above statements and, if not, stating the respects in which it does not agree. Upon receipt of such letter, the Registrant shall file such letter as an amendment to this Form 8-K as Exhibit 16.1, which will be filed with the Commission within two (2) business days of the receipt of such letter.

(b)  Appointment of Independent Auditors

     (1) On November 22, 2006 the Registrant's Board of Directors ratified the engagement of Malone & Bailey, PC ("Malone & Bailey"), as its auditors. The decision to retain this accountant was approved by the Board of Directors of Registrant. The Registrant authorized Miller, Ellin to fully respond to any and all inquiries of Maloney & Bailey, concerning the finances and previously performed audits of Registrant.

     (2) During the two most recent fiscal years prior to the date of engagement, and the subsequent interim period prior to engaging Malone Bailey, neither the Registrant (nor someone on the Registrant's behalf) consulted the newly engaged accountant regarding any matter, except as follows:

Malone & Bailey submitted audit reports on April 15, 2004 and March 26, 2006 on Redox Technology Corporation's (which was the predecessor to the current Registrant) financial statements for the years ended December 31, 2003 and 2004, respectively. The submitted audit reports contained no adverse opinion, disclaimer of opinion or other modifications or qualifications. However, both reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern. Malone & Bailey did not, during the applicable periods, advise the Registrant of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

Copies of Malone & Bailey's reports dated April 15, 2004 and March 26, 2006 were attached as exhibits to the Forms 10-KSB which were filed with the Commission on July 23, 2003 and June 30, 2006, respectively.

     (3) The Registrant permitted Malone & Bailey to review this Form 8-K before it was filed with the Commission. Malone & Bailey has not furnished the Registrant with a clarification or disagreement with the information set forth herein.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  None.

          (b)  None.

          (c)  Exhibits.

                  Exhibit 16.1     Letter from Miller, Ellin.*

* To be filed by amendment.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  NOVEMBER 30, 2006

                                 MIDNIGHT HOLDINGS GROUP, INC.



                                 By: /s/ Nicholas Cocco
                                    --------------------------------------------
                                    Name:  Nicholas Cocco
                                    Title: President and Chief Executive Officer